MIRANT CORPORATION

                                       TO

                                    TRUSTEE.





                           SUBORDINATED NOTE INDENTURE

                            DATED AS OF _____________

                               MIRANT CORPORATION
         RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939 AND
             SUBORDINATED NOTE INDENTURE, DATED AS OF _____________

     TRUST INDENTURE
       ACT SECTION                                             INDENTURE SECTION

(S)      310(a)(1).........................................................609
            (a)(2).........................................................609
            (a)(3)..............................................Not Applicable
            (a)(4)..............................................Not Applicable
            (b)............................................................608
                                                                           610
(S)      311(a)............................................................613
         311(b)(4)......................................................613(a)
            (b)(6)......................................................613(b)
(S)      312(a)............................................................701
                                                                        702(a)
                 (b)                                                       702
            (c).........................................................702(b)
(S)      313(a).........................................................703(a)
         313(b).........................................................703(b)
         313(c).........................................................703(c)
                                                                           704
            (d).........................................................703(c)
(S)      314(a)......................................................704, 1005
            (b).................................................Not Applicable
            (c)(1).........................................................102
            (c)(2).........................................................102
            (c)(3)..............................................Not Applicable
            (d).................................................Not Applicable
            (e)............................................................102
(S)      315(a)............................................ .............601(a)
            (b)............................................................602
            (c)..........................................................601(b)
            (d)..........................................................601(c)
            (d)(1)....................................................601(a)(1)
            (d)(2)....................................................601(c)(2)
            (d)(3)....................................................601(c)(3)
            (e)............................................................514
(S)      316(a)............................................................101
            (a)(1)(A)......................................................502
                                                                           512
            (a)(1)(B)......................................................513
            (a)(2)...............................................Not Applicable
            (b)............................................................508
(S)      317(a)(1).........................................................503
            (a)(2).........................................................504
            (b)...........................................................1003
(S)      318(a)............................................................107

                                TABLE OF CONTENTS

                                                                           PAGE

Parties.....................................................................1
Recitals of the Company.....................................................1

ARTICLE ONE   DEFINITIONS AND OTHER PROVISIONS  OF GENERAL APPLICATION......1

         SECTION 101. DEFINITIONS...........................................1
                  Act      .................................................2
                  Affiliate.................................................2
                  Authenticating Agent......................................2
                  Board of Directors........................................2
                  Board Resolution..........................................2
                  Business Day..............................................2
                  Commission................................................2
                  Company  2
                  Company Request or Company Order..........................2
                  Corporate Trust Office....................................3
                  Corporation...............................................3
                  Defaulted Interest........................................3
                  Depositary................................................3

                  Dollar....................................................3
                  Event of Default..........................................3
                  Global Security...........................................3
                  Holder....................................................3
                  Indenture.................................................3
                  Interest..................................................4
                  Interest Payment Date.....................................3
                  Junior Subordinated Note..................................4
                  Maturity 4
                  Officers' Certificate.....................................4
                  Opinion of Counsel........................................4
                  Original Issue Discount Note..............................4
                  Outstanding...............................................4
                  Paying Agent..............................................5
                  Person....................................................5
                  Predecessor Security......................................5
                  Redemption Date...........................................5
                  Redemption Price..........................................5
                  Regular Record Date.......................................6
                  Responsible Officer.......................................6
                  Security Register and Security Registrar..................6
                  Senior Indebtedness.......................................6

                  Special Record Date.......................................6
                  Stated Maturity...........................................6
                  Trust Indenture Act.......................................6
                  Trustee...................................................7
                  Vice President............................................7
         SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS..................7
         SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE................8
         SECTION 104. ACTS OF HOLDERS.......................................8
         SECTION 105. NOTICES, ETC., TO TRUSTEE AND COMPANY.................9
         SECTION 106. NOTICE TO HOLDERS OF JUNIOR SUBORDINATED NOTES;
                      WAIVER................................................10
         SECTION 107. CONFLICT WITH TRUST INDENTURE ACT.....................10
         SECTION 108. EFFECT OF HEADINGS AND TABLE OF CONTENTS..............10
         SECTION 109. SUCCESSORS AND ASSIGNS................................10
         SECTION 110. SEPARABILITY CLAUSE...................................10
         SECTION 111. BENEFITS OF INDENTURE.................................11
         SECTION 112. GOVERNING LAW.........................................11
         SECTION 113. LEGAL HOLIDAYS........................................11

ARTICLE TWO.................................................................12
         SECTION 201. FORMS GENERALLY.......................................12
         SECTION 202. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.......12
         SECTION 203. JUNIOR SUBORDINATED NOTES ISSUABLE IN THE FORM
                      OF A GLOBAL SECURITY..................................12

ARTICLE THREE  THE JUNIOR SUBORDINATED NOTES................................14

         SECTION 301. AMOUNT UNLIMITED; ISSUABLE IN SERIES..................14
         SECTION 302. EXECUTION, AUTHENTICATION, DELIVERY AND DATING........17
         SECTION 303. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE...18
         SECTION 304. MUTILATED, DESTROYED, LOST AND STOLEN JUNIOR
                      SUBORDINATED NOTES....................................19
         SECTION 305. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED........20
         SECTION 306. PERSONS DEEMED OWNERS.................................21
         SECTION 307. CANCELLATION..........................................21
         SECTION 308. COMPUTATION OF INTEREST...............................22

ARTICLE FOUR  SATISFACTION AND DISCHARGE....................................22

         SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE...............22
         SECTION 402. APPLICATION OF TRUST MONEY............................23
         SECTION 403. SATISFACTION, DISCHARGE AND DEFEASANCE OF
                      SECURITIES OF ANY SERIES..............................24

ARTICLE FIVE  REMEDIES......................................................25

         SECTION 501. EVENTS OF DEFAULT.....................................25

         SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT....26
         SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR
                      ENFORCEMENT BY TRUSTEE................................27
         SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM......................27
         SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT
                      POSSESSION OF JUNIOR SUBORDINATED NOTES...............28
         SECTION 506. APPLICATION OF MONEY COLLECTED........................28
         SECTION 507. LIMITATION ON SUITS...................................29
         SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE
                      PRINCIPAL, PREMIUM AND INTEREST.......................29
         SECTION 509. RESTORATION OF RIGHTS AND REMEDIES....................30
         SECTION 510. RIGHTS AND REMEDIES CUMULATIVE........................30
         SECTION 511. DELAY OR OMISSION NOT WAIVER..........................30
         SECTION 512. CONTROL BY HOLDERS OF JUNIOR SUBORDINATED NOTES.......30
         SECTION 513. WAIVER OF PAST DEFAULTS...............................31
         SECTION 514. UNDERTAKING FOR COSTS.................................31
         SECTION 515. WAIVER OF STAY OR EXTENSION LAWS......................31

ARTICLE SIX  THE TRUSTEE....................................................32

         SECTION 601. CERTAIN DUTIES AND RESPONSIBILITIES...................32
         SECTION 602. NOTICE OF DEFAULTS....................................33
         SECTION 603. CERTAIN RIGHTS OF TRUSTEE.............................33
         SECTION 604. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF
                      JUNIOR SUBORDINATED NOTES.............................35
         SECTION 605. MAY HOLD JUNIOR SUBORDINATED NOTES....................35
         SECTION 606. MONEY HELD IN TRUST...................................35
         SECTION 607. COMPENSATION AND REIMBURSEMENT........................35
         SECTION 608. DISQUALIFICATION; CONFLICTING INTERESTS...............36
         SECTION 609. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY...............36
         SECTION 610. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.....37
         SECTION 611. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR................38
         SECTION 612. MERGER, CONVERSION, CONSOLIDATION OR
                      SUCCESSION TO BUSINESS................................39
         SECTION 613. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.....39
         SECTION 614. APPOINTMENT OF AUTHENTICATING AGENT...................40

ARTICLE SEVEN   HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY...........41

         SECTION 701. COMPANY TO FURNISH TRUSTEE NAMES AND
                      ADDRESSES OF HOLDERS..................................42

         SECTION 702. PRESERVATION OF INFORMATION; COMMUNICATIONS
                      TO HOLDERS............................................42
         SECTION 703. REPORTS BY TRUSTEE....................................42
         SECTION 704. REPORTS BY COMPANY....................................43

ARTICLE EIGHT  CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE.........43

         SECTION 801. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS..43
         SECTION 802. SUCCESSOR CORPORATION SUBSTITUTED.....................44

ARTICLE NINE  SUPPLEMENTAL INDENTURES.......................................44

         SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS....44
         SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.......46
         SECTION 903. GENERAL PROVISIONS REGARDING SUPPLEMENTAL INDENTURE...46
         SECTION 904. EXECUTION OF SUPPLEMENTAL INDENTURES..................47
         SECTION 905. EFFECT OF SUPPLEMENTAL INDENTURES.....................47
         SECTION 906. CONFORMITY WITH TRUST INDENTURE ACT...................47
         SECTION 907. REFERENCE IN JUNIOR SUBORDINATED NOTES TO
                      SUPPLEMENTAL INDENTURES...............................47

ARTICLE TEN   COVENANTS.....................................................48

         SECTION 1001. PAYMENT OF PRINCIPAL AND INTEREST....................48
         SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY......................48
         SECTION 1003. MONEY FOR JUNIOR SUBORDINATED NOTES
                       PAYMENTS TO BE HELD IN TRUST.........................48
         SECTION 1004. CORPORATE EXISTENCE..................................50
         SECTION 1005. STATEMENT AS TO COMPLIANCE...........................50
         SECTION 1006. WAIVER OF CERTAIN COVENANTS..........................50


ARTICLE ELEVEN   REDEMPTION OF JUNIOR SUBORDINATED NOTES....................51

         SECTION 1101. APPLICABILITY OF ARTICLE.............................51
         SECTION 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE................51
         SECTION 1103. SELECTION BY TRUSTEE OF JUNIOR SUBORDINATED
                       NOTES TO BE REDEEMED.................................51
         SECTION 1104. NOTICE OF REDEMPTION.................................52
         SECTION 1105. DEPOSIT OF REDEMPTION PRICE..........................52
         SECTION 1106. JUNIOR SUBORDINATED NOTES PAYABLE ON
                       REDEMPTION DATE......................................53
         SECTION 1107. JUNIOR SUBORDINATED NOTES REDEEMED IN PART...........53

ARTICLE TWELVE  SINKING FUNDS...............................................53

         SECTION 1201. APPLICABILITY OF ARTICLE.............................53
         SECTION 1202. SATISFACTION OF SINKING FUND PAYMENTS WITH
                       JUNIOR SUBORDINATED NOTES............................54
         SECTION 1203. REDEMPTION OF JUNIOR SUBORDINATED NOTES
                       FOR SINKING FUND.....................................54

ARTICLE THIRTEEN  SUBORDINATION.............................................55

         SECTION 1301. JUNIOR SUBORDINATED NOTES SUBORDINATE
                       TO SENIOR INDEBTEDNESS...............................55
         SECTION 1302. PAYMENT OF PROCEEDS UPON DISSOLUTION, ETC............55
         SECTION 1303. NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT.......56
         SECTION 1304. PAYMENT PERMITTED IF NO DEFAULT......................57
         SECTION 1305. SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR
                       INDEBTEDNESS.........................................57
         SECTION 1306. PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS..........57
         SECTION 1307. TRUSTEE TO EFFECTUATE SUBORDINATION..................58
         SECTION 1308. NO WAIVER OF SUBORDINATION PROVISIONS................58
         SECTION 1309. TRUST MONEYS NOT SUBORDINATED........................58
         SECTION 1310. NOTICE TO THE TRUSTEE................................59
         SECTION 1311. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE
                       OF LIQUIDATING AGENT.................................59
         SECTION 1312. TRUSTEE NOT FIDUCIARY FOR HOLDERS OF
                       SENIOR INDEBTEDNESS..................................60
         SECTION 1313. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR
                       INDEBTEDNESS; PRESERVATION OF TRUSTEE'S RIGHTS.......60
         SECTION 1314. ARTICLE APPLICABLE TO PAYING AGENTS..................60
         SECTION 1315. RELIANCE BY HOLDERS OF SENIOR INDEBTEDNESS ON
                       SUBORDINATION PROVISIONS.............................60

ARTICLE FOURTEEN   MISCELLANEOUS PROVISIONS.................................61

         SECTION 1401. NO RECOURSE AGAINST OTHERS...........................61
         SECTION 1402. ASSIGNMENT; BINDING EFFECT...........................61
         SECTION 1403.  JUNIOR SUBORDINATED NOTES IN FOREIGN CURRENCIES.....65

                           SUBORDINATED NOTE INDENTURE

         THIS SUBORDINATED NOTE INDENTURE is made as of _________, between MIRANT CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 1155 Perimeter Center West, Suite 100, Atlanta, Georgia 30338, and_______________, a banking corporation duly organized and existing under the laws of the State of New York, having its principal corporate trust office at ______________________, as Trustee (herein called the "Trustee").

                              W I T N E S S E T H:

         WHEREAS, the Company has duly authorized the execution and delivery of this Subordinated Note Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Junior Subordinated Notes"), to be issued in one or more series as provided in this Subordinated Note Indenture; and

         WHEREAS, all things necessary to make this Subordinated Note Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         NOW, THEREFORE, for and in consideration of the premises and the purchase of the Junior Subordinated Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Junior Subordinated Notes or of any series thereof, as follows:

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101.  DEFINITIONS.
              ------------

         For all purposes of this Subordinated Note Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation; and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Subordinated Note Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Article Six, are defined in that Article.

         "Act" when used with respect to any Holder of a Junior Subordinated Note, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person or Persons authorized by the Trustee to authenticate one or more series of Junior Subordinated Notes.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of the officers and/or directors of the Company appointed by that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means a day other than (i) a Saturday or a Sunday, (ii) a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed, or (iii) a day on which the Trustee's Corporate Trust Office is closed for business.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Subordinated Note Indenture, and thereafter "Company" shall mean such successor corporation.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Subordinated Note Indenture is located at
                        --------------------------------------.

         "Corporation" includes corporations, partnerships, limited liability companies, associations, companies and business trusts.

         "Defaulted Interest" has the meaning specified in Section 305.

         "Depositary" means, unless otherwise specified by the Company pursuant to either Section 203 or 301, with respect to Junior Subordinated Notes of any series issuable or issued as a Global Security, The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation.

         "Dollar" means a dollar or other equivalent unit of legal tender for payment of public or private debts in the United States of America.

         "Event of Default" has the meaning specified in Section 501.

         "Global Security" means, with respect to any series of Junior Subordinated Notes issued hereunder, a Junior Subordinated Note that is executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with Section 203 of this Indenture and any indenture supplemental hereto.

         "Holder", when used with respect to any Junior Subordinated Note, means the Person in whose name the Junior Subordinated Note is registered in the Security Register.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the particular series of Junior Subordinated Notes established as contemplated by Section 301.

         "Interest", when used with respect to an Original Issue Discount Note which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date", when used with respect to any series of Junior Subordinated Notes, means the dates established for the payment of interest thereon, as provided in the supplemental indenture for such series.

         "Junior Subordinated Note" has the meaning stated in the first recital of this Indenture and more particularly means any Junior Subordinated Notes authenticated and delivered under this Indenture.

         "Maturity", when used with respect to any Junior Subordinated Note, means the date on which the principal of such Junior Subordinated Note or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company, and who shall be acceptable to the Trustee.

         "Original Issue Discount Note" means any Junior Subordinated Note which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 502.

         "Outstanding",  when used with  respect to Junior  Subordinated  Notes,
means,  as  of  the  date  of  determination,   all  Junior  Subordinated  Notes
theretofore authenticated and delivered under this Indenture, except:

          (i) Junior Subordinated Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Junior Subordinated Notes for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Junior Subordinated Notes; provided that if such Junior Subordinated Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (iii) Junior Subordinated Notes that have been paid or in exchange for or in lieu of which other Junior Subordinated Notes have been authenticated and delivered pursuant to this Indenture, other than any such Junior Subordinated Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Junior Subordinated Notes are held by a bona fide purchaser in whose hands such Junior Subordinated Notes are valid obligations of the Company; and

          (iv) Junior Subordinated Notes, or portions thereof, converted into or exchanged for another security if the terms of such Junior Subordinated Notes provide for such conversion or exchange;

provided, however, that in determining, during any period in which any Junior Subordinated Notes of a series are owned by any Person other than the Company or any Affiliate thereof, whether the Holders of the requisite principal amount of Outstanding Junior Subordinated Notes of such series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (A) the principal amount of an Original Issue Discount Note which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 502, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Junior Subordinated Note is not determinable, the principal amount of such Junior Subordinated Note which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by
Section 301, (C) the principal amount of a Junior Subordinated Note denominated in one or more foreign currencies, composite currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 301, of the principal amount of such Junior Subordinated Note (or, in the case of a Junior Subordinated Note described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and (D) Junior Subordinated Notes of such series owned by the Company or any Affiliate thereof shall be disregarded and deemed not to be Outstanding. In determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Junior Subordinated Notes that the Trustee knows to be so owned by the Company or an Affiliate of the Company in the above circumstances shall be so disregarded. Junior Subordinated Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Junior Subordinated Notes and that the pledgee is not the Company or any Affiliate of the Company.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Junior Subordinated Notes on behalf of the Company.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Predecessor Security" of any particular Junior Subordinated Note means every previous Junior Subordinated Note evidencing all or a portion of the same debt as that evidenced by such particular Junior Subordinated Note; and, for the purposes of this definition, any Junior Subordinated Note authenticated and delivered under Section 304 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Junior Subordinated Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Junior Subordinated Note.

         "Redemption Date", when used with respect to any Junior Subordinated Note to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Junior Subordinated Note to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Junior Subordinated Notes of any series means the date specified for that purpose as contemplated by Section 301, whether or not a Business Day.

         "Responsible Officer", when used with respect to the Trustee, means any managing director, any director, any vice president, any assistant vice president, any associate or any other officer of the Corporate Trust and Agency Services of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 303.

         "Senior Indebtedness" means, with respect to the Company, principal of, and premium, if any, and interest on, including interest accruing after the filing of a petition initiating any proceeding under any bankruptcy law, and other amounts due on or in connection with any debt incurred, assumed or guaranteed by the Company, whether outstanding on the date of execution of this Subordinated Note Indenture or later incurred, assumed or guaranteed, and all deferrals, renewals, extensions and refundings of any such debt, unless in the instrument creating or evidencing any such debt or pursuant to which the same is outstanding, it is specifically stated that any such debt or such deferral, renewal, extension or refunding thereof is not Senior Indebtedness. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (i) the Junior Subordinated Notes, (ii) the Company's 6-1/4% Junior Convertible Subordinated Debentures Series A due 2030, and (iii) the Company's obligations related to the guarantee of certain obligations of Mirant Trust I, a Delaware statutory business trust, under its 6-1/4% Convertible Trust Preferred Securities, Series A. Such Senior Indebtedness shall continue to be entitled to the benefits of the subordination provisions contained in Article Thirteen irrespective of any amendment, modification or waiver of any term of such Senior Indebtedness.

         "Special Record Date" for the payment of any Defaulted Interest on the Junior Subordinated Notes of any series means a date fixed by the Trustee pursuant to Section 305.

         "Stated Maturity", when used with respect to any Junior Subordinated Note or any installment of principal thereof or interest thereon, means the date specified in such Junior Subordinated Note as the fixed date on which the principal of such Junior Subordinated Note or such installment of principal or interest is due and payable.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and any reference herein to the Trust Indenture Act or a particular provision thereof shall mean such Trust Indenture Act or provision, as the case may be, as amended or replaced from time to time.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Junior Subordinated Notes pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Junior Subordinated Notes of any series shall mean the Trustee with respect to Junior Subordinated Notes of that series.

         "U.S. Government Obligations" means direct obligations of the United States for the payment of which its full faith and credit is pledged, or obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States and the payment of which is unconditionally guaranteed by the United States, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of a holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

         "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

SECTION 102.               COMPLIANCE CERTIFICATES AND OPINIONS.
                           ------------------------------------

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

          (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.
              --------------------------------------

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  ACTS OF HOLDERS.
              ---------------

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

     (c) The principal amount and serial numbers of Junior Subordinated Notes held by any Person, and the date of holding the same, shall be proved by the Security Register.

     (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Junior Subordinated Note shall bind every future Holder of the same Junior Subordinated Note and the Holder of every Junior Subordinated Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Junior Subordinated Note.

     (e) The fact and date of execution of any such instrument or writing and the authority of the Person executing the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

     (f) If the Company shall solicit from the Holders of Junior Subordinated Notes of any series any Act, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders of Junior Subordinated Notes entitled to take such Act, but the Company shall have no obligation to do so. Any such record date shall be fixed at the Company's discretion. If such a record date is fixed, such Act may be sought or given before or after the record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders of Junior
Subordinated Notes for the purpose of determining whether Holders of the requisite proportion of Junior Subordinated Notes of such series Outstanding have authorized or agreed or consented to such Act, and for that purpose the Junior Subordinated Notes of such series Outstanding shall be computed as of such record date.

SECTION 105.  NOTICES, ETC., TO TRUSTEE AND COMPANY.
              -------------------------------------

         Any  request,  demand,   authorization,   direction,  notice,  consent,
election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder of a Junior Subordinated Note or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:___________, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Treasurer, 1155 Perimeter Center West, Suite 100, Atlanta, Georgia 30338, or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.  NOTICE TO HOLDERS OF JUNIOR SUBORDINATED NOTES; WAIVER.
              ------------------------------------------------------

         Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Junior Subordinated Notes of any event, such notice shall be sufficiently given if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such Notice.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Junior Subordinated Notes shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 107.  CONFLICT WITH TRUST INDENTURE ACT.
              ---------------------------------

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required to be a part of and govern this Indenture, such required provision shall control.

SECTION 108.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.
              ----------------------------------------

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.  SUCCESSORS AND ASSIGNS.
              ----------------------

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.  SEPARABILITY CLAUSE.
              -------------------

         In case any  provision  in this  Indenture  or the Junior  Subordinated
Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.  BENEFITS OF INDENTURE.
              ---------------------

         Nothing in this Indenture or the Junior Subordinated Notes, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders of Junior Subordinated Notes and, to the extent provided in Section 1403, the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.  GOVERNING LAW.
              -------------

         THIS INDENTURE AND THE JUNIOR SUBORDINATED NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE COMPANY IRREVOCABLY CONSENTS AND AGREES, FOR THE BENEFIT OF THE HOLDERS FROM TIME TO TIME OF THE SECURITIES AND THE TRUSTEE, THAT ANY LEGAL ACTION, SUIT OR PROCEEDING AGAINST IT WITH RESPECT TO ITS OBLIGATIONS, LIABILITIES OR ANY OTHER MATTER ARISING OUT OF OR IN CONNECTION WITH THIS INDENTURE OR THE SECURITIES MAY BE BROUGHT IN THE SUPREME COURT OF NEW YORK, NEW YORK COUNTY OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT FROM EITHER
THEREOF AND, UNTIL AMOUNTS DUE AND TO BECOME DUE IN RESPECT OF THE JUNIOR SUBORDINATED NOTES HAVE BEEN PAID, HEREBY IRREVOCABLY CONSENTS AND SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF EACH SUCH COURT IN PERSONAM, GENERALLY AND UNCONDITIONALLY WITH RESPECT TO ANY ACTION, SUIT OR PROCEEDING FOR ITSELF AND IN RESPECT OF ITS PROPERTIES, ASSETS AND REVENUES.

SECTION 113.  LEGAL HOLIDAYS.
              --------------

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Junior Subordinated Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Junior Subordinated Notes) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                   ARTICLE TWO

SECTION 201. FORMS GENERALLY.
             ---------------

         The Junior Subordinated Notes of each series shall be in substantially the form appended to the supplemental indenture authorizing such series, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Junior Subordinated Notes, as evidenced by their execution of the Junior Subordinated Notes.

         The Junior Subordinated Notes of each series shall be issuable in registered form without coupons.

         The definitive Junior Subordinated Notes may be printed, typewritten, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Junior Subordinated Notes, as evidenced by their execution of such Junior Subordinated Notes.

SECTION 202.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.
              -----------------------------------------------

         Subject  to  Section  614,  the form of the  Trustee's  Certificate  of
Authentication for a series of Junior Subordinated Notes shall be in substantially the form appended to the supplemental indenture authorizing such series.

SECTION 203.  JUNIOR SUBORDINATED NOTES ISSUABLE IN THE FORM OF A GLOBAL
              ----------------------------------------------------------
              SECURITY.
              ---------

     (a) If the Company shall establish pursuant to Section 301 that the Junior Subordinated Notes of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with Section 302 and the Company Order delivered to the Trustee thereunder, authenticate and deliver such Global Security or Securities, which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Junior Subordinated Notes of such series to be represented by such Global Security or Securities, (ii) may provide that the aggregate amount of Outstanding Junior Subordinated Notes represented thereby may from time to time be increased or reduced to reflect exchanges, (iii) shall be registered in the name of the Depositary for such Global Security or Securities or its nominee, (iv) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (v) shall bear a legend in accordance with the requirements of the Depositary.

     (b) Notwithstanding any other provision of this Section 203 or of Section 303, subject to the provisions of paragraph (c) below, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Junior Subordinated Notes, a Global Security may be transferred, in whole but not in part and in the manner provided in Section 303, only to a nominee of the Depositary for such Global Security, or to the Depositary, or to a successor Depositary for such Global Security selected or approved by the Company, or to a nominee of such successor Depositary.

          (c) (1) If at any time the Depositary for a Global Security notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time the Depositary for the Junior Subordinated Notes for such series shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such Global Security. If a successor Depositary for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Junior Subordinated Notes of such series in exchange for such Global Security, will authenticate and deliver individual Junior Subordinated Notes of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.

              (2) The Company may at any time and in its sole discretion determine that the Junior Subordinated Notes of any series issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Request for the authentication and delivery of individual Junior Subordinated Notes of such series in exchange in whole or in part for such Global Security, will authenticate and deliver individual Junior Subordinated Notes of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities representing such series in exchange for such Global Security or Securities.

              (3) If specified by the Company pursuant to Section 301 with respect to Junior Subordinated Notes issued or issuable in the form of a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for individual Junior Subordinated Notes of such series of like tenor and terms in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, (A) to each Person specified by such Depositary a new Junior Subordinated Note or Notes of the same series of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and (B) to such Depositary a new Global Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Junior Subordinated Notes delivered to Holders thereof.

              (4) In any exchange provided for in  any  of the  preceding  three paragraphs, the Company will execute and the Trustee will authenticate and deliver individual Junior Subordinated Notes in definitive form in authorized denominations. Upon the exchange of the entire principal amount of a Global Security for individual Junior Subordinated Notes, such Global Security shall be canceled by the Trustee. Except as provided in the preceding paragraph, Junior Subordinated Notes issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Provided that the Company and the Trustee have so agreed, the Trustee shall deliver such Junior Subordinated Notes to the Persons in whose names the Junior Subordinated Notes are registered.

              (5) Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Junior Subordinated Notes represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered pursuant to Section 302 with respect thereto. Subject to the provisions of Section 302, the Trustee shall deliver and redeliver any such Global Security in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 302 has been, or simultaneously is, delivered, any instructions by the Company with respect to such Global Security shall be in writing but need not be accompanied by or contained in an Officers' Certificate and need not be accompanied by an Opinion of Counsel.

                                  ARTICLE THREE

                          THE JUNIOR SUBORDINATED NOTES

SECTION 301.  AMOUNT UNLIMITED; ISSUABLE IN SERIES.
              ------------------------------------

         The aggregate principal amount of Junior Subordinated Notes which may be authenticated and delivered under this Indenture is unlimited.

         The Junior Subordinated Notes may be issued in one or more series. There may be established, pursuant to one or more indentures supplemental hereto, prior to the issuance of Junior Subordinated Notes of any series,

                  (1) the title of the Junior  Subordinated  Notes of the series
         (which shall distinguish the Junior Subordinated Notes of the series from Junior Subordinated Notes of all other series);

                  (2) any limit upon the aggregate principal amount of the Junior Subordinated Notes of the series which may be authenticated and delivered under this Indenture (except for Junior Subordinated Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Junior Subordinated Notes of the series pursuant to Sections 203, 303, 304, 907 or 1107);

                  (3) the Person to whom interest on a Junior Subordinated Note of the series shall be payable if other than the Person in whose name that Junior Subordinated Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                  (4) the date or dates on which the principal of the Junior Subordinated Notes of the series is payable, and the right, if any, to shorten, extend or advance the Stated Maturity of the Junior Subordinated Notes and the conditions to such shortening, extension or advancement;

                  (5) the rate or rates at which the Junior Subordinated Notes of the series shall bear interest, if any, or any method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable, the Regular Record Date for the interest payable on Junior Subordinated Notes on any Interest Payment Date and the basis upon which interest shall be calculated if other than that of a 360-day year consisting of twelve 30-day months;

                  (6) the place or places where the principal of (and premium, if any) and interest, if any, on Junior Subordinated Notes of the series shall be payable;

                  (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Junior Subordinated Notes of the series may be redeemed, in whole or in part, at the option of the Company;

                  (8) the obligation, if any, of the Company to redeem or purchase Junior Subordinated Notes of the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which, Junior Subordinated Notes of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (9) the denominations in which Junior Subordinated Notes of the series shall be issuable;

                  (10) if the amount of payments of principal of (and premium, if any) or interest on the Junior Subordinated Notes of the series may be determined with reference to an index or formula, the manner in which such amounts shall be determined;

                  (11) if other than the principal amount thereof, the portion of the principal amount of Junior Subordinated Notes of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

                  (12) any deletions from, modifications of or additions to the Events of Default or covenants of the Company as provided herein pertaining to the Junior Subordinated Notes of the series, and any change in the rights of the Trustee or Holders of such series pursuant to Section 901 or 902;

                  (13) any additions to the definitions currently set forth in this Indenture with respect to such series;

                  (14) any exchangeability, conversion or prepayment provisions of the Junior Subordinated Notes;

                  (15) whether the Junior Subordinated Notes of the series shall be issued in whole or in part in the form of a Global Security or Securities; the terms and conditions, if any, upon which such Global Security or Securities may be exchanged in whole or in part for certificated Junior Subordinated Notes of such series and of like tenor of any authorized denomination and the circumstances under which such exchange may occur, if other than in the manner provided for in Section 203; the Depositary for such Global Security or Securities; and the form of any legend or legends to be borne by any such Global Security in addition to or in lieu of the legend referred to in Section 203;

                  (16) the right, if any, of the Company to extend the interest payment periods of such series of Junior Subordinated Notes, including the maximum duration of any such extension or extensions and any notice (which shall include notice to the Trustee) that must be given upon the exercise of such right to extend interest payment periods;

                  (17) any restriction or condition on the transferability of such Junior Subordinated Notes;

                  (18) if the principal of (and premium, if any) or interest on any Junior Subordinated Notes of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies, composite currencies or currency units other than that or those in which such Junior Subordinated Notes are stated to be payable, the currency, currencies, composite currency, composite currencies or currency units in which the principal of (and premium, if any) or interest on such Junior Subordinated Notes as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined); and

                  (19)     any other terms of the series.

         All Junior Subordinated Notes of any one series shall be substantially identical except as to the date or dates from which interest, if any, shall accrue and denomination and except as may otherwise be provided in the terms of such Junior Subordinated Notes determined or established as provided above. All Junior Subordinated Notes of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuances of additional Junior Subordinated Notes of such series.

SECTION 302.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.
              ----------------------------------------------

         The Junior Subordinated Notes shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Junior Subordinated Notes may be manual or facsimile.

         Junior Subordinated Notes bearing the manual or facsimile signatures of individuals who were at the time relevant to the authorization thereof the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Junior Subordinated Notes or did not hold such offices at the date of such Junior Subordinated Notes.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Junior Subordinated Notes of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Junior Subordinated Notes, and the Trustee, in accordance with the Company Order, shall authenticate and deliver such Junior Subordinated Notes. If all of the Junior Subordinated Notes of any series are not to be issued at one time and if the supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Junior Subordinated Notes and determining the terms of particular Junior Subordinated Notes of such series, such as interest rate, maturity date, date of issuance and date from which interest shall accrue. In authenticating Junior Subordinated Notes hereunder, and accepting the additional responsibilities under this Indenture in relation to such Junior Subordinated Notes, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon:

                  (1)      an Opinion of Counsel, to the effect that:

                                    (a)  the  form  and  terms  of  such  Junior
                           Subordinated Notes or the manner of determining such terms have been established in conformity with the provisions of this Indenture; and

                                    (b) such  Junior  Subordinated  Notes,  when
                           authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; and

                  (2) an Officers' Certificate stating, to the best knowledge of each signer of such certificate, that no event which is, or after notice or lapse of time would become, an Event of Default with respect to any of the Junior Subordinated Notes shall have occurred and be continuing.

The Trustee shall not be required to authenticate such Junior Subordinated Notes if the issue of such Junior Subordinated Notes pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Junior Subordinated Notes and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         If all the Junior Subordinated Notes of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel and Officers' Certificate at the time of issuance of each such Junior Subordinated Note, but such opinion and certificate shall be delivered at or before the time of issuance of the first Junior Subordinated Note of such series to be issued.

         Each  Junior   Subordinated  Note  shall  be  dated  the  date  of  its
authentication.

         No Junior Subordinated Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Junior Subordinated Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Junior Subordinated Note shall be conclusive evidence, and the only evidence, that such Junior Subordinated Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

SECTION 303.  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.
              ---------------------------------------------------

         The Company shall cause to be kept at the office of the Security Registrar designated pursuant to this Section 303 or Section 1002 a register (referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Junior Subordinated Notes and of transfers of Junior Subordinated Notes. The Trustee is hereby initially appointed as Security Registrar for the purpose of registering Junior Subordinated Notes and transfers of Junior Subordinated Notes as herein provided.

         Subject to Section 203, upon surrender for registration of transfer of any Junior Subordinated Note of any series at the office or agency maintained for such purpose for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Junior Subordinated Notes of the same series, Stated Maturity and original issue date, of any authorized denominations and of like tenor and aggregate principal amount.

         Subject to Section 203, Junior Subordinated Notes of any series may be exchanged, at the option of the Holder, for Junior Subordinated Notes of the same series, Stated Maturity and original issue date, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Junior Subordinated Notes to be exchanged at any such office or agency.

         Whenever any Junior Subordinated Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Junior Subordinated Notes that the Holder making the exchange is entitled to receive.

         All Junior Subordinated Notes issued upon any registration of transfer or exchange of Junior Subordinated Notes shall be the valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture, as the Junior Subordinated Notes surrendered upon such registration of transfer or exchange.

         Every Junior Subordinated Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Junior Subordinated Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Junior Subordinated Notes, other than exchanges pursuant to Section 304, 907 or 1107 not involving any transfer.

         The Company shall not be required (i) to issue, to register the transfer of or to exchange Junior Subordinated Notes of any series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Junior Subordinated Notes of that series called for redemption, or (ii) to issue, to register the transfer of or to exchange any Junior Subordinated Notes so selected for redemption in whole or in part, except the unredeemed portion of any Junior Subordinated Note being redeemed in part.

         None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 304.  MUTILATED, DESTROYED, LOST AND STOLEN JUNIOR SUBORDINATED NOTES.
              ---------------------------------------------------------------

         If any mutilated Junior Subordinated Note is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Junior Subordinated Note of the same series, Stated Maturity and original issue date, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Junior Subordinated Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Junior Subordinated Note has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Junior Subordinated Note, a new Junior Subordinated Note of the same series, Stated Maturity and original issue date, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Junior Subordinated Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Junior Subordinated Note, pay such Junior Subordinated Note.

         Upon the issuance of any new Junior Subordinated Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Junior Subordinated Note of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Junior Subordinated Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Junior Subordinated Note shall be at any time enforceable by anyone, and any such new Junior Subordinated Note shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Junior Subordinated Notes of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Junior Subordinated Notes.

SECTION 305.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.
              ----------------------------------------------

         Unless otherwise provided as contemplated by Section 301 with respect to any series of Junior Subordinated Notes, interest on any Junior Subordinated Note that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Junior Subordinated Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Junior Subordinated Note of any series that is payable, but is not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Junior Subordinated Notes of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Junior Subordinated Note of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Junior Subordinated Notes of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Junior Subordinated Notes of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Junior Subordinated Notes of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Junior Subordinated Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Junior Subordinated Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Junior Subordinated Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Junior Subordinated Note.

SECTION 306.  PERSONS DEEMED OWNERS.
              ---------------------

         Prior to due presentment of a Junior Subordinated Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Junior Subordinated Note is registered as the absolute owner of such Junior Subordinated Note for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 305) interest on such Junior Subordinated Note and for all other purposes whatsoever, whether or not such Junior Subordinated Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 307.  CANCELLATION.
              ------------

         All Junior Subordinated Notes surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Junior Subordinated Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Junior Subordinated Notes so delivered shall be canceled by the Trustee. No Junior Subordinated Notes shall be authenticated in lieu of or in exchange for any Junior Subordinated Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Junior Subordinated Notes held by the Trustee shall be disposed of in accordance with a Company Order or, in the absence of such a Company Order, in accordance with the Trustee's usual procedure and the Trustee shall promptly deliver a certificate of disposition to the Company.

SECTION 308.  COMPUTATION OF INTEREST.
              -----------------------

         Except as otherwise specified as contemplated by Section 301 for Junior Subordinated Notes of any series, interest on the Junior Subordinated Notes of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.  SATISFACTION AND DISCHARGE OF INDENTURE.
              ---------------------------------------

         This Indenture shall, upon Company Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Junior Subordinated Notes herein expressly provided for) and the Trustee shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1) either

                         (A) all Junior Subordinated Notes theretofore authenticated and delivered (other than (i) Junior Subordinated Notes that have been destroyed, lost or stolen and that have been replaced as provided for in Section 304 and (ii) Junior Subordinated Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
                    Section 1003) have been delivered to the Trustee for cancellation; or

                         (B) all such Junior  Subordinated Notes not theretofore
                    delivered to the Trustee for cancellation

                                 (i) have become due and payable, or

                                 (ii) will  become  due  and  payable  at  their
                         Stated  Maturity within one year, or

                                 (iii) are  to be called for  redemption  within
                         one year under arrangements for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, or

                                 (iv) are deemed paid and discharged pursuant to
                         Section 403, as applicable;

         and the Company, in the case of (B)(i) or (B)(ii) above, has deposited or caused to be deposited with the Trustee as funds in trust for the purpose described above an amount in cash or U.S. Government Obligations sufficient to pay and discharge the entire indebtedness on such Junior Subordinated Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of the Stated Maturity or Redemption Date, as the case may be, or if later, the date of payment;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         In the event there are Junior Subordinated Notes of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Junior Subordinated Notes of all series as to which it is Trustee and if the other conditions thereto are met. In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Company to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.  APPLICATION OF TRUST MONEY.
              --------------------------

         (a) Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Junior
Subordinated Notes, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or an Affiliate acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee or to make payments as provided by Sections 401 or 403.

     (b) Any monies paid by the Company to the Trustee or any Paying Agent, or held by the Company in trust, for the payment of the principal (and premium, if any) or any interest on any Junior Subordinated Notes and remaining unclaimed at the end of two years after such principal (and premium, if any) or interest becomes due and payable will be repaid to the Company, or released from that trust, upon its written request, and upon such repayment or release of all liability of the Company, the Trustee and such Paying Agent with respect thereto will cease.

SECTION 403.  SATISFACTION, DISCHARGE AND DEFEASANCE OF SECURITIES OF
              -------------------------------------------------------
              ANY SERIES.
              -----------
         The Company, at its option, (a) will be discharged from any and all obligations in respect of the Junior Subordinated Notes (except in each case for the obligations to register the transfer or exchange of the Junior Subordinated Notes, replace stolen, lost or mutilated Junior Subordinated Notes, maintain paying agencies and hold monies for payment in trust); or (b) will be released from its obligations with respect to the Junior Subordinated Notes (except for the obligations set forth in the preceding clause (a) and except for the obligations to pay the principal of, premium, if any, and any interest on the Junior Subordinated Notes, to compensate and indemnify the Trustee and appoint a successor Trustee), provided that the Company has deposited or caused to be irrevocably deposited (except as provided in Section 402(b) , 606 and the last paragraph of Section 1003) with the Trustee (specifying that each deposit is pursuant to this Section 403) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Junior Subordinated Notes, (i) cash, (ii) U.S. Government Obligations which, through the payment of interest and principal in respect thereof in accordance with their terms, will provide money, or (iii) a combination of cash and such U.S. Government Obligations, in each case in an amount sufficient to pay and discharge the principal and interest on the Outstanding Junior Subordinated Notes on the dates such payments are due in accordance with the terms of the Junior Subordinated Notes (or if the Company has designated a Redemption Date pursuant to the final sentence of this paragraph, to and including the Redemption Date so designated by the Company), and no Event of Default or event which with notice or lapse of time would become an Event of Default (including by reason of such deposit) with respect to the Junior Subordinated Notes of such series shall have occurred and be continuing on the date of such deposit. To exercise any such option, the Company is required to deliver to the Trustee (x) an Opinion of Counsel to the effect that the Holders of the Junior Subordinated Notes will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge of certain obligations, which in the case of (a) must be based on a change in law or a ruling by the U.S. Internal Revenue Service and (y) an Officers' Certificate as to compliance with all conditions precedent provided for in the Indenture relating to the satisfaction and discharge of the Junior Subordinated Notes. If the Company shall wish to deposit or cause to be deposited money or U.S. Government Obligations to pay or discharge the principal of (and premium, if any) and interest, if any, on the outstanding Junior Subordinated Notes to and including a Redemption Date on which all of the outstanding Junior Subordinated Notes are to be redeemed, such Redemption Date shall be irrevocably designated by a Board Resolution delivered to the Trustee on or prior to the date of deposit of U.S. Government Obligations, and such Board Resolution shall be accompanied by an irrevocable Company Request that the Trustee give notice of such redemption in the name and at the expense of the Company not less than 30 nor more than 60 days prior to such Redemption Date in accordance with this Indenture.

                                  ARTICLE FIVE

                                    REMEDIES


SECTION 501.  EVENTS OF DEFAULT.
              -----------------

         "Event of Default", wherever used herein with respect to Junior Subordinated Notes of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body or occasioned by the operation of Article Thirteen):

                  (1) default in the payment of any interest upon any Junior Subordinated Note of that series when it becomes due and payable on an Interest Payment Date other than at Maturity and continuance of such default for a period of thirty (30) days; provided, however, that a valid extension of the interest payment period by the Company pursuant to the terms of a supplemental indenture authorizing the Junior Subordinated Notes of that series shall not constitute a default in the payment of interest for this purpose; or

                  (2) default in the payment of the principal of, (or premium, if any) or interest on any Junior Subordinated Note of that series at its Maturity; or

                  (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Junior Subordinated Note of that series and continuance of such default for a period of thirty (30) Business Days; or

                  (4) material default in the performance or material breach of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of one or more series of Junior Subordinated Notes other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 33 1/3% in principal amount of the Outstanding Junior Subordinated Notes of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (6) the commencement by the Company of a case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in a case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                  (7) any other Event of Default provided with respect to Junior Subordinated Notes of that series in the supplemental indenture authorizing such series.

SECTION 502.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.
              --------------------------------------------------

         If an Event of Default with respect to Junior Subordinated Notes of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 33 1/3% in principal amount of the Outstanding Junior Subordinated Notes of that series may declare the principal amount (or such portion of the principal amount as may be specified in the terms of that series) of all of the Junior Subordinated Notes of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

         At any time after such a declaration of acceleration with respect to Junior Subordinated Notes of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, if all Events of Default with respect to Junior Subordinated Notes of that series, other than the non-payment of the principal of Junior Subordinated Notes of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513, then such declaration of acceleration and its consequences shall be automatically annulled and rescinded. No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.
              ---------------------------------------------------------------

         The Company covenants that if an Event of Default occurs under Section 501(1), (2), or (3) with respect to any Junior Subordinated Notes the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Junior Subordinated Notes, the whole amount then due and payable on such Junior Subordinated Notes for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Junior Subordinated Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 607.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Junior Subordinated Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Junior Subordinated Notes, wherever situated.

         If an Event of Default with respect to Junior Subordinated Notes of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Junior Subordinated Notes of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM.
              --------------------------------

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Junior Subordinated Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Junior Subordinated Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (1) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Junior Subordinated Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under
         Section 607) and of the Holders of Junior Subordinated Notes allowed in such judicial proceeding, and

                  (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Junior Subordinated Notes to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Junior Subordinated Notes, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Junior Subordinated Note any plan of reorganization, arrangement, adjustment or composition affecting the Junior Subordinated Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Junior Subordinated Note in any such proceeding.

SECTION 505.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF JUNIOR
              -------------------------------------------------------
              SUBORDINATED NOTES.
              -------------------

         All rights of action and claims under this Indenture or the Junior Subordinated Notes may be prosecuted and enforced by the Trustee without the possession of any of the Junior Subordinated Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Junior Subordinated Notes in respect of which such judgment has been recovered.

SECTION 506.  APPLICATION OF MONEY COLLECTED.
              ------------------------------

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest upon presentation of the Junior Subordinated Notes, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  First:  To the payment of all amounts due  the  Trustee  under
         Section 607; and

                  Second: Subject to Article Thirteen, to the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Junior Subordinated Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Junior Subordinated Notes for principal (and premium, if any) and interest, respectively; and

                  Third: The balance, if any, to the Person or Persons entitled thereto.

SECTION 507.  LIMITATION ON SUITS.
              -------------------

         No Holder of any Junior Subordinated Note of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Junior Subordinated Notes of that series;

                  (2) the Holders of not less than 33 1/3% in principal amount of the Outstanding Junior Subordinated Notes of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Junior Subordinated Notes of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508.  UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL,  PREMIUM  AND
              ------------------------------------------------------------------
              INTEREST.
              ----------

         Notwithstanding any other provision in this Indenture but subject to Article Thirteen, the Holder of any Junior Subordinated Note shall have the rights, which are absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 305) interest on such Junior Subordinated Note on the due dates expressed in such Junior Subordinated Note (or, in the case of redemption, on the Redemption Date) and, if the terms of such Junior Subordinated Note so provide, to convert such Junior Subordinated
Note in accordance with its terms, and to institute suit for the enforcement of any such payment and, if applicable, such right to convert, and such rights shall not be impaired without the consent of such Holder


SECTION 509.  RESTORATION OF RIGHTS AND REMEDIES.
              ----------------------------------

         If the Trustee or any Holder of a Junior Subordinated Note has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Junior Subordinated Notes shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.  RIGHTS AND REMEDIES CUMULATIVE.
              ------------------------------

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Junior Subordinated Notes in the last paragraph of Section 304, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Junior Subordinated Notes is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.  DELAY OR OMISSION NOT WAIVER.
              ----------------------------

         No delay or omission of the Trustee or of any Holder of any Junior Subordinated Note to exercise any right or remedy upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Junior Subordinated Notes may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Junior Subordinated Notes.

SECTION 512.  CONTROL BY HOLDERS OF JUNIOR SUBORDINATED NOTES.
              -----------------------------------------------

         The Holders of not less than a majority in principal amount of the Outstanding Junior Subordinated Notes of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Junior Subordinated Notes of such series, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and could not involve the Trustee in personal liability in circumstances where the Trustee has not been provided with indemnity acceptable to it, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.  WAIVER OF PAST DEFAULTS.
              -----------------------

         The Holders of not less than a majority in principal amount of the Outstanding Junior Subordinated Notes of any series may, on behalf of the Holders of all the Junior Subordinated Notes of such series, waive any past default hereunder with respect to such series and its consequences, except a default

                  (1) in the payment of the principal of (or premium, if any) or interest on any Junior Subordinated Note of such series, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Junior Subordinated Note of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.  UNDERTAKING FOR COSTS.
              ---------------------

         All parties to this Indenture agree, and each Holder of any Junior Subordinated Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Junior Subordinated Notes of any series or to any suit instituted by any Holder of any Junior Subordinated Note for the enforcement of the payment of the principal of (or premium, if any) or interest on any Junior Subordinated Note on or after the Stated Maturity or Maturities expressed in such Junior Subordinated Note (or, in the case of redemption, on or after the Redemption Date).

SECTION 515.  WAIVER OF STAY OR EXTENSION LAWS.
              --------------------------------

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.  CERTAIN DUTIES AND RESPONSIBILITIES.
              -----------------------------------

     (a) Except during the continuance of an Event of Default with respect to Junior Subordinated Notes of any series,

          (1) the Trustee undertakes to perform, with respect to Junior Subordinated Notes of such series, such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may, with respect to Junior Subordinated Notes of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default with respect to Junior Subordinated Notes of any series has occurred and is continuing, the Trustee shall exercise, with respect to Junior Subordinated Notes of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Junior Subordinated Notes of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Junior Subordinated Notes of such series; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.  NOTICE OF DEFAULTS.
              ------------------

         Within 90 days after the occurrence of any default hereunder with respect to the Junior Subordinated Notes of any series, the Trustee shall transmit by mail to all Holders of Junior Subordinated Notes of such series entitled to receive reports pursuant to Section 313(c) of the Trust Indenture Act, notice of all defaults hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Junior Subordinated Note of such series or in the payment of any sinking fund installment with respect to Junior Subordinated Notes of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Junior Subordinated Notes of such series; and provided further, that in the case of any default of the character specified in Section 501(4) with respect to Junior Subordinated Notes of such series, no such notice to Holders shall be given until at least 45 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Junior Subordinated Notes of such series.

SECTION 603.  CERTAIN RIGHTS OF TRUSTEE.
              -------------------------

         Subject to the provisions of Section 601:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and a resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever, in the administration of this Indenture, the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Junior Subordinated Notes of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall be responsible for any misconduct on the part of any agent, attorney, custodian or nominee appointed with due care by it hereunder;

                  (h) the Trustee shall not be charged with knowledge of any Event of Default with respect to the Junior Subordinated Notes of any series for which it is acting as Trustee unless either (1) a Responsible Officer of the Trustee shall have actual knowledge of the Event of Default or (2) written notice of such Event of Default shall have been given to the Trustee by the Company, any other obligor on such Junior Subordinated Notes or by any Holder of such Junior Subordinated Notes; and

                  (i) in no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any such investment prior to its stated maturity or the failure of the party directing such investment to provide timely written investment direction. The Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction.

SECTION 604.  NOT RESPONSIBLE FOR RECITALS  OR  ISSUANCE  OF JUNIOR SUBORDINATED
              ------------------------------------------------------------------
              NOTES.
              -------

         The recitals contained herein and in the Junior Subordinated Notes (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Junior Subordinated Notes. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Junior Subordinated Notes or the proceeds thereof. The Trustee shall be entitled to rely on written notice delivered to it by a Person representing himself to be a beneficial holder of a Junior Subordinated Note to establish that such Person is such a beneficial holder. The Trustee may conclusively rely an Officers' Certificate as evidence that the holders of the necessary percentage of principal amount of Junior Subordinated Notes have taken any action contemplated hereunder and shall have no duty to investigate the truth or accuracy of any statement contained therein.

SECTION 605.  MAY HOLD JUNIOR SUBORDINATED NOTES.
              ----------------------------------

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Junior Subordinated Notes and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.  MONEY HELD IN TRUST.
              -------------------

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.  COMPENSATION AND REIMBURSEMENT.
              ------------------------------

         The Company agrees

                  (1) to pay to the Trustee from time to time such compensation as is agreed upon in writing;

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

                  (3) to indemnify the Trustee and its officers, directors, agents and employees for, and to hold it harmless against, any loss, liability or expense (including the expenses and compensation of its agents and counsel) incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Junior Subordinated Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest, if any, on particular Junior Subordinated Notes.

         The provisions of this Section 607 shall survive the termination of this Indenture or the resignation or removal of the Trustee.

SECTION 608.  DISQUALIFICATION; CONFLICTING INTERESTS.
             ---------------------------------------

         If the Trustee has or shall acquire any conflicting interest, within the meaning of the Trust Indenture Act, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.
              --------------------------------------

         There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and qualified and eligible under this Article and otherwise permitted by the Trust Indenture Act to act as Trustee under an indenture qualified under the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.
              -------------------------------------------------

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

     (b) The Trustee may resign at any time with respect to the Junior Subordinated Notes of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Junior Subordinated Notes of such series.

     (c) The Trustee may be removed at any time with respect to the Junior Subordinated Notes of any series by Act of the Holders of a majority in principal amount of the Outstanding Junior Subordinated Notes of such series delivered to the Trustee and to the Company.

     (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder of a Junior Subordinated Note who has been a Holder of a Junior Subordinated Note for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee with respect to all Junior Subordinated Notes, or (ii) subject to
Section 514, any Holder of a Junior Subordinated Note who has been a bona fide Holder of a Junior Subordinated Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Junior Subordinated Notes and the appointment of a successor Trustee or Trustees.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Junior Subordinated Notes of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Junior Subordinated Notes of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Junior Subordinated Notes of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Junior Subordinated Notes of any particular series) and shall comply with the applicable requirements of
Section  611.  If,   within  one  year  after  such   resignation,   removal  or
incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Junior Subordinated Notes of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Junior Subordinated Notes of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Junior Subordinated Notes of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Junior Subordinated Notes of any series shall have been so appointed by the Company or the Holders of Junior Subordinated Notes and accepted appointment in the manner required by
Section 611, any Holder of a Junior Subordinated Note who has been a bona fide Holder of a Junior Subordinated Note of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Junior Subordinated Notes of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Junior Subordinated Notes of any series and each appointment of a successor Trustee with respect to the Junior Subordinated Notes of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of such series of Junior Subordinated Notes as their names and addresses appear in the Security Register.

SECTION 611.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.
              --------------------------------------

     (a) In case of the appointment hereunder of a successor Trustee with respect to all Junior Subordinated Notes, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Junior Subordinated Notes of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Junior Subordinated Notes of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Junior Subordinated Notes of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Junior Subordinated Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Junior Subordinated Notes of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Junior Subordinated Notes of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Junior Subordinated Notes of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.
              -----------------------------------------------------------

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Junior Subordinated Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Junior Subordinated Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Junior Subordinated Notes.

SECTION 613.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.
              ------------------------------------------------- -

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Junior Subordinated Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor). For purposes of Section 311(b)(4) and (6) of the Trust Indenture Act:

     (a) "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

     (b) "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company (or any such obligor) for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of or a lien upon the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company (or any such obligor) arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

SECTION 614.  APPOINTMENT OF AUTHENTICATING AGENT.
              -----------------------------------

         At any time when any of the Junior Subordinated Notes remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Junior Subordinated Notes that shall be authorized to act on behalf of the Trustee to authenticate Junior Subordinated Notes of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 304, and Junior Subordinated Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Junior Subordinated Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

       An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of
resignation  or  upon  such  a  termination,   or  in  case  at  any  time  such
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Junior Subordinated Notes, if any, of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         The provisions of Sections 306, 604 and 605 shall be applicable to each Authenticating Agent.

         If an appointment with respect to one or more series is made pursuant to this Section, the Junior Subordinated Notes of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

           This is one of the Junior Subordinated Notes of the series designated therein referred to in the within-mentioned Indenture.


                                   As Trustee

                            By ______________________
                             As Authenticating Agent

                            By ______________________
                              Authorized Signatory


                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.  COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.
              ---------------------------------------------------------

         The Company will furnish or cause to be furnished to the Trustee

                  (a) semi-annually, not later than _____ and _____, in each year, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Company, or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders of Junior Subordinated Notes as of the preceding ______ or ______, as the case may be, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of the most recent Regular Record Date;

provided, however, that so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

SECTION 702.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.
              ------------------------------------------------------

     (a) The Trustee shall comply with the obligations imposed on it pursuant to
Section 312 of the Trust Indenture Act.

     (b) Every Holder of Junior Subordinated Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Junior Subordinated Notes in accordance with Section 312(b) of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

SECTION 703.  REPORTS BY TRUSTEE.
              ------------------

     (a) Within 60 days after ______ of each year commencing with the first _____ after the first issuance of Junior Subordinated Notes pursuant to this Indenture, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit a brief report dated as of such _____ with respect to any of the events specified in such Section 313(a) that may have occurred since the later of the immediately preceding _____ and the date of this Indenture.

     (b) The Trustee shall transmit the reports required by Section 313(b) of the Trust Indenture Act at the times specified therein.

     (c) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and (d) of the Trust Indenture Act.

SECTION 704.  REPORTS BY COMPANY.
              ------------------

         The Company, pursuant to Section 314(a) of the Trust Indenture Act, shall:

                  (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company may be required to file with the Commission pursuant to Section 13 or
         Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

                  (3) transmit, within 30 days after the filing thereof with the Trustee, to the Holders of Junior Subordinated Notes, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section 704 as may be required by rules and regulations prescribed from time to time by the Commission; and

                  (4) notify the Trustee when and as the Junior Subordinated Notes of any series become admitted to trading on any national securities exchange.

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.  COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.
              ----------------------------------------------------

         Nothing contained in this Indenture or in the Junior Subordinated Notes will prevent any consolidation of the Company with, or merger of the Company with or into, any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers to which the Company or its successor will be a party, or will prevent any sale, lease or conveyance of the property of the Company, as an entirety or substantially as an entirety; provided that upon any such consolidation, merger, sale, lease or conveyance to which the Company is a party and in which the Company is not the surviving corporation, the due and punctual performance and observance of all of the covenants and conditions of the Indenture to be performed or observed by the Company and the due and punctual payment of the principal of, premium, if any, and interest on all of the Junior Subordinated Notes, according to their tenor, shall be expressly assumed by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the corporation formed by such consolidation, or into which the Company shall have been merged, or which shall have acquired such property; provided that immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default shall have happened and be continuing.

SECTION 802.  SUCCESSOR CORPORATION SUBSTITUTED.
              ---------------------------------

         Upon any consolidation by the Company with or merger by the Company into any corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Junior Subordinated Notes.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.
              --------------------------------------------------

         Without the consent of any Holders of Junior Subordinated Notes, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Junior Subordinated Notes; or

          (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Junior Subordinated Notes (and if such covenants are to be for the benefit of less than all series of Junior Subordinated Notes, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

        (3) to add any additional Events of Default; or

          (4) to add to or change any of the provisions of this Indenture, to change or eliminate any restrictions on the payment of principal (or premium, if any) on Junior Subordinated Notes or to permit or facilitate the issuance of Junior Subordinated Notes in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Junior Subordinated Notes of any series in any material respect; or

          (5) to change or eliminate any of the provisions of this Indenture with respect to any series of Junior Subordinated Notes theretofore unissued; or

          (6) to secure the Junior Subordinated Notes; or

          (7) to establish the form or terms of Junior Subordinated Notes of any series as permitted by Sections 201 and 301; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Junior Subordinated Notes of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

          (9) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Junior Subordinated Notes of any series in any material respect; or

          (10) subject to Section 903(a), to make any change in Article Thirteen that would limit or terminate the benefits available to any holder of Senior Indebtedness under such Article;

          (11) to add to or change any provision herein with respect to any Junior Subordinated Notes that by their terms may be converted into securities or other property other than Junior Subordinated Notes of the same series and of like tenor, in order to permit or facilitate the issuance, payment or conversion of such Junior Subordinated Notes; or

          (12) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly required by the Trust Indenture Act.

SECTION 902.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.
              -----------------------------------------------

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Junior Subordinated Notes of all series affected by such supplemental indenture (considered together as one class for this purpose), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Junior Subordinated Notes of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Junior Subordinated Note affected thereby,

                  (1) extend the Stated Maturity of the principal of, or any installment of principal of or interest on, any Junior Subordinated Note, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Note or any other Junior Subordinated Note which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change the method of calculating the rate of interest thereon, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                  (2) reduce the percentage in principal amount of the Outstanding Junior Subordinated Notes of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section 902, Section 513 or Section 1006, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Junior Subordinated Note affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder of a Junior Subordinated Note with respect to changes in the references to "the Trustee" and concomitant changes in this Section and
         Section 1006, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8), or

                  (4) modify the provisions of this Indenture with respect to the subordination of the Junior Subordinated Notes in a manner adverse to such Holder.

SECTION 903.  GENERAL PROVISIONS REGARDING SUPPLEMENTAL INDENTURE.
              ----------------------------------------------------

         (a) A  supplemental  indenture  entered into pursuant to Section 901 or
Section 902 may not make any change  that  adversely  affects  the rights  under

Article Thirteen of any holder of Senior Indebtedness then outstanding unless the holders of such Senior Indebtedness (or any group or representative thereof authorized to give a consent) consent to such change.

         (b) A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Junior Subordinated Notes, or which modifies the rights of the Holders of Junior Subordinated Notes of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Junior Subordinated Notes of any other series.

         (c) It shall not be necessary for any Act of Holders of Junior Subordinated Notes under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act or action shall approve the substance thereof.

SECTION 904.   EXECUTION OF SUPPLEMENTAL INDENTURES.
               ------------------------------------

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

SECTION 905.   EFFECT OF SUPPLEMENTAL INDENTURES.
               ---------------------------------

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Junior Subordinated Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 906.   CONFORMITY WITH TRUST INDENTURE ACT.
               ----------------------------------

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 907.  REFERENCE IN JUNIOR SUBORDINATED NOTES TO SUPPLEMENTAL INDENTURES.
               -----------------------------------------------------------------

         Junior Subordinated Notes of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Junior Subordinated Notes of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Junior Subordinated Notes of such series.


                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001.  PAYMENT OF PRINCIPAL AND INTEREST.
               ---------------------------------

         The Company covenants and agrees for the benefit of each series of Junior Subordinated Notes that it will duly and punctually pay the principal of (and premium, if any) and interest, (subject to the right of the Company to extend an interest payment period pursuant to the terms of a supplemental indenture authorizing the Junior Subordinated Notes of that series), on the Junior Subordinated Notes of that series in accordance with the terms of the Junior Subordinated Notes and this Indenture.

SECTION 1002.  MAINTENANCE OF OFFICE OR AGENCY.
               -------------------------------

         The Company or its Affiliate will maintain an office or agency where Junior Subordinated Notes of each series may be presented or surrendered for payment, where Junior Subordinated Notes of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Junior Subordinated Notes of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Junior Subordinated Notes or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Junior Subordinated Notes of that series may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive such respective presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Junior Subordinated Notes of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.  MONEY FOR JUNIOR SUBORDINATED NOTES PAYMENTS TO BE HELD IN TRUST.
               ----------------------------------------------------------------

         If the Company or one of its Affiliates shall at any time act as its own Paying Agent with respect to any series of Junior Subordinated Notes, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Junior Subordinated Notes of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Junior Subordinated Notes, it will, prior to each due date of the principal of (and premium, if any) or interest on any Junior Subordinated Notes of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal (and premium, if any) or interest , and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for any series of Junior Subordinated Notes other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Junior Subordinated Notes of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Junior Subordinated Notes of that series) in the making of any payment of principal of (and premium, if any) or interest on the Junior Subordinated Notes of that series; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Junior Subordinated Note of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Junior Subordinated Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper of general circulation in New York City notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.  CORPORATE EXISTENCE.
               -------------------

         Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company, and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1005.  STATEMENT AS TO COMPLIANCE.
               --------------------------

         (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement, which need not comply with Section 102, signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 1005, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

         (b) The Company shall deliver to the Trustee, within ten days after the occurrence thereof, written notice of any event which after notice or lapse of time or both would become an Event of Default pursuant to Section 501.

SECTION 1006.  WAIVER OF CERTAIN COVENANTS.
               ---------------------------

         Except as otherwise specified as contemplated by Section 301 for Junior Subordinated Notes of a specific series, the Company may omit in any particular instance to comply with any term, provision or condition set forth in Article 8,
Section 1004 or in any covenant provided pursuant to Section 901(2) or 901(7) for the benefit of the Holders of Junior Subordinated Notes of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Junior Subordinated Notes of all series affected by such waiver (considered together as one class for this purpose) shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                     REDEMPTION OF JUNIOR SUBORDINATED NOTES

SECTION 1101.  APPLICABILITY OF ARTICLE.
               ------------------------

         Junior Subordinated Notes of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Junior Subordinated Notes of any series) in accordance with this Article.

SECTION 1102.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.
               -------------------------------------

         The election of the Company to redeem any Junior Subordinated Notes shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of all of the Junior Subordinated Notes of any series, the Company shall, at least 30 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee and the related Property Trustee), notify the Trustee in writing of such Redemption Date. In case of any redemption at the election of the Company of less than all the Junior Subordinated Notes of any series, the Company shall, at least 30 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Junior Subordinated Notes of such series to be redeemed. In the case of any redemption of Junior Subordinated Notes (i) prior to the expiration of any restriction on such redemption provided in the terms of such Junior Subordinated Notes or elsewhere in this Indenture, or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Junior Subordinated Notes, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

SECTION 1103.  SELECTION BY TRUSTEE OF JUNIOR SUBORDINATED NOTES TO BE REDEEMED.
               ----------------------------------------------------------------

         If the Junior Subordinated Notes are registered in the name of only one Holder, any partial redemptions shall be pro rata. If the Junior Subordinated Notes are held in definitive form by more than one Holder and if less than all the Junior Subordinated Notes of any series are to be redeemed, the particular Junior Subordinated Notes to be redeemed shall be selected not more than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Junior Subordinated Notes of such series not previously called for redemption, by lot or other such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Junior Subordinated Notes of that series or any integral multiple thereof) of the principal amount of Junior Subordinated Notes of such series of a denomination larger than the minimum authorized denomination for Junior Subordinated Notes of that series.

         The Trustee shall promptly notify the Company in writing of the Junior Subordinated Notes selected for redemption and, in the case of any Junior Subordinated Notes selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Junior Subordinated Notes shall relate, in the case of any Junior Subordinated Notes redeemed or to be redeemed only in part, to the portion of the principal amount of such Junior Subordinated Notes which has been or is to be redeemed.

SECTION 1104.  NOTICE OF REDEMPTION.
               --------------------

         Notice of redemption shall be given in the manner provided in Section 106 to the Holders of Junior Subordinated Notes to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

         All notices of redemption shall state:

                  (1)      the Redemption Date,

                  (2)      the Redemption Price,

                  (3) if less than all the Outstanding Junior Subordinated Notes of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Junior Subordinated Notes to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Junior Subordinated Note to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where such Junior Subordinated Notes are to be surrendered for payment of the Redemption Price, and

                  (6) that the redemption is for a sinking fund, if such is the case.

         Notice of redemption of Junior Subordinated Notes to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1105.  DEPOSIT OF REDEMPTION PRICE.
               ---------------------------

         Except as otherwise  provided in a supplemental  indenture  pursuant to
Section 301, prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company or its Affiliate is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of and accrued interest, if any, on all the Junior Subordinated Notes which are to be redeemed on that date.

SECTION 1106.  JUNIOR SUBORDINATED NOTES PAYABLE ON REDEMPTION DATE.
               ----------------------------------------------------

         Notice of redemption having been given as aforesaid, the Junior Subordinated Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified together with any accrued interest thereon, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Junior Subordinated Notes shall cease to bear interest. Upon surrender of any such Junior Subordinated Note for redemption in accordance with such notice, such Junior Subordinated Note shall be paid by the Company at the Redemption Price, together with accrued interest, if any; provided, however, that, except as otherwise provided in a supplemental indenture pursuant to Section 301, installments of interest on Junior Subordinated Notes whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Junior Subordinated Notes, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 305.

         If any Junior Subordinated Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Junior Subordinated Note.

SECTION 1107.  JUNIOR SUBORDINATED NOTES REDEEMED IN PART.
               ------------------------------------------

                  Any Junior Subordinated Note that is to be redeemed only in part shall be surrendered at an office or agency of the Company therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Junior Subordinated Note without service charge, a new Junior Subordinated Note of the same series, Stated Maturity and original issue date of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Junior Subordinated Note so surrendered.


                                 ARTICLE TWELVE

                                  SINKING FUNDS


SECTION 1201.  APPLICABILITY OF ARTICLE.
               -------------------------

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Junior Subordinated Notes of a series except as otherwise specified as contemplated by Section 301 for Junior Subordinated Notes of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Junior Subordinated Notes of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Junior Subordinated Notes of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Junior Subordinated Notes of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Junior Subordinated Notes of any series as provided for by the terms of Junior Subordinated Notes of such series.

SECTION 1202.  SATISFACTION OF SINKING FUND PAYMENTS  WITH  JUNIOR  SUBORDINATED
               -----------------------------------------------------------------
               NOTES.
               ------

         The Company (1) may deliver Outstanding Junior Subordinated Notes of a series (other than any previously called for redemption), and (2) may apply as a credit Junior Subordinated Notes of a series which have been redeemed either at the election of the Company pursuant to the terms of such Junior Subordinated Notes or through the application of permitted optional sinking fund payments pursuant to the terms of such Junior Subordinated Notes, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Junior Subordinated Notes of such series required to be made pursuant to the terms of such Junior Subordinated Notes as provided for by the terms of such series; provided that such Junior Subordinated Notes have not been previously so credited. Such Junior Subordinated Notes shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Junior Subordinated Notes for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203.  REDEMPTION OF JUNIOR SUBORDINATED NOTES FOR SINKING FUND.
               --------------------------------------------------------

         Not less than 45 days prior to each sinking fund payment date for any series of Junior Subordinated Notes, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Junior Subordinated Notes of that series pursuant to Section 1202 and stating the basis for such credit and that such Junior Subordinated Notes have not previously been so credited and will also deliver to the Trustee any Junior Subordinated Notes to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Junior Subordinated Notes to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Junior Subordinated Notes shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN

                                  SUBORDINATION

SECTION 1301.  JUNIOR SUBORDINATED NOTES SUBORDINATE TO SENIOR INDEBTEDNESS.
               ------------------------------------------------------------

         The  Company  covenants  and  agrees,  and  each  Holder  of  a  Junior
Subordinated Note, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to Article Four), the payment of the principal of, premium, if any, and interest on each and all of the Junior Subordinated Notes are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness. All Junior Subordinated Notes will rank pari passu with the Company's 6-1/4% Junior Convertible Subordinated Debentures Series A due 2030 and any other securities issued under the Subordinated Note Indenture by and between the Company and Bankers Trust Company, Trustee, dated as of October 1, 2000 and the Company's obligations related to the guarantee of certain obligations of Mirant Trust I, a Delaware statutory business trust, under its 6-1/4% Convertible Trust Preferred Securities, Series A.

SECTION 1302.  PAYMENT OF PROCEEDS UPON DISSOLUTION, ETC.
               ------------------------------------------

         Upon any payment or distribution of assets of the Company to creditors upon any liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors, marshaling of assets or liabilities or any bankruptcy, insolvency or similar proceedings of the Company (each such event, if any, referred to as a "Proceeding"), the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due on or to become due on or in respect of all Senior Indebtedness (including any interest accruing thereon after the commencement of any such Proceeding, whether or not allowed as a claim against the Company in such Proceeding), before the Holders of the Junior Subordinated Notes are entitled to receive any payment or distribution (excluding any payment described in Section 1309) on account of the principal of, premium, if any, or interest on the Junior Subordinated Notes or on account of any purchase, redemption or other acquisition of Junior Subordinated Notes by the Company (all such payments, distributions, purchases, redemptions and acquisitions, whether or not in connection with a Proceeding, herein referred to, individually and collectively, as a "Payment").

         In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing shall be received by the Trustee or the Holders of the Junior Subordinated Notes before all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

         For purposes of this Article, "assets of the Company" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article with respect to the Junior Subordinated Notes to the payment of all Senior Indebtedness that may at the time be outstanding; provided, however, that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Eight hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this
Section 1302 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eight hereof. Nothing in Section 1303 or in this Section 1302 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

SECTION 1303.  NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT.
               ----------------------------------------------

         No payment of any principal, including redemption payments, if any, premium, if any, or interest on the Junior Subordinated Notes shall be made if:

          (i) any Senior Indebtedness is not paid when due whether at the stated maturity of any such payment or by call for redemption and any applicable grace period with respect to such default has ended, with such default remaining uncured and such default has not been waived or otherwise ceased to exist;

          (ii) the maturity of any Senior Indebtedness has been accelerated because of a default; or

          (iii) notice has been given of the exercise of an option to require repayment, mandatory payment or prepayment or otherwise.

         In the event that, notwithstanding the foregoing, the Company shall make any Payment to the Trustee or any Holder prohibited by the foregoing provisions of this Section, then in such event such Payment shall be held in trust and paid over and delivered forthwith to the holders of the Senior Indebtedness.

         The provisions of this Section shall not apply to any Payment with respect to which Section 1302 hereof would be applicable.

SECTION 1304.  PAYMENT PERMITTED IF NO DEFAULT.
               -------------------------------

         Nothing contained in this Article or elsewhere in this Indenture or in any of the Junior Subordinated Notes shall prevent the Company, at any time except during the pendency of any Proceeding referred to in Section 1302 hereof or under the conditions described in Section 1303 hereof, from making Payments. Nothing in this Article shall have any effect on the right of the Holders or the Trustee to accelerate the maturity of the Junior Subordinated Notes upon the occurrence of an Event of Default, but, in that event, no payment may be made in violation of the provisions of this Article with respect to the Junior Subordinated Notes. If payment of the Junior Subordinated Notes is accelerated because of an Event of Default, the Company shall promptly notify the holders of the Senior Indebtedness (or their representatives) of such acceleration.

SECTION 1305.  SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.
               -------------------------------------------------------

         The rights of the Holders of the Junior Subordinated Notes shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of, premium, if any, and interest on the Junior Subordinated Notes shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior
Indebtedness of any cash, property or securities to which the Holders of the Junior Subordinated Notes or the Trustee would be entitled except for the provisions of this Article, and no payments pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Junior Subordinated Notes or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Junior Subordinated Notes, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

SECTION 1306.  PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.
               -------------------------------------------

         The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Junior Subordinated Notes is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Junior Subordinated Notes, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Junior Subordinated Notes the principal of, premium, if any, and interest on the Junior Subordinated Notes as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Junior Subordinated Notes and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Junior Subordinated Note from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this

Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder or, under the conditions specified in Section 1303, to prevent any payment prohibited by such Section or enforce their rights pursuant to the penultimate paragraph in Section 1303.

SECTION 1307.  TRUSTEE TO EFFECTUATE SUBORDINATION.
               -----------------------------------

         Each Holder of a Junior Subordinated Note by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, receivership proceedings or otherwise, the timely filing of a claim for the unpaid balance of the indebtedness of the Company owing to such Holder in the form required in such proceedings and the causing of such claim to be approved.

SECTION 1308.  NO WAIVER OF SUBORDINATION PROVISIONS.
               -------------------------------------

         No right of any present or future holder of any Senior Indebtedness to enforce the subordination provisions provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or any failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Junior Subordinated Notes, without incurring responsibility to the Holders of the Junior Subordinated Notes and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Junior Subordinated Notes to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) permit the Company to borrow, repay and then reborrow any or all of the Senior Indebtedness; (iii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iv) release any Person liable in any manner for the collection of Senior Indebtedness; (v) exercise or refrain from exercising any rights against the Company and any other Person; or (vi) apply any sums received by them to Senior Indebtedness.

SECTION 1309.  TRUST MONEYS NOT SUBORDINATED.
               -----------------------------

         Notwithstanding anything contained herein to the contrary, payments from money held in trust by the Trustee under Article Four for the payment of the principal of, premium, if any, and interest on any series of Junior Subordinated Notes shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restrictions set forth in this Article and no

Holder of such Junior Subordinated Notes nor the Trustee shall be obligated to pay over such amount to the Company, any holder of Senior Indebtedness (or a designated representative of such holder) or any other creditor of the Company.

SECTION 1310.  NOTICE TO THE TRUSTEE.
               ---------------------

         The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee in respect of the Junior Subordinated Notes pursuant to the provisions of this Article. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Junior Subordinated Notes pursuant to the provisions of this Article unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 1310 at least two Business Days prior to the date upon which, by the terms hereof, any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Junior Subordinated Note), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

         The Trustee, subject to the provisions of Section 601, shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1311.  RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT.
               --------------------------------------------------------------

         Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601 hereof, and the Holders of the Junior Subordinated Notes shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Junior Subordinated Notes, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, provided that the foregoing shall apply only if such court has been apprised of the provisions of this Article.

SECTION 1312.  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS.
               --------------------------------------------------------

         Subject to the provisions of Section 601, the Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Junior Subordinated Notes or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

SECTION 1313.  RIGHTS OF TRUSTEE AS HOLDER OF SENIOR  INDEBTEDNESS; PRESERVATION
               -----------------------------------------------------------------
               OF TRUSTEE'S RIGHTS.
               --------------------

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607 hereof.

SECTION 1314.  ARTICLE APPLICABLE TO PAYING AGENTS.
               -----------------------------------

         In case at any time any Paying Agent other than the Trustee (or the Company or an Affiliate of the Company) shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

SECTION 1315.  RELIANCE BY  HOLDERS  OF  SENIOR  INDEBTEDNESS  ON  SUBORDINATION
               -----------------------------------------------------------------
               PROVISIONS.
               -----------

         Each Holder by accepting a Junior Subordinated Note acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of the Junior Subordinated Notes, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.


                                ARTICLE FOURTEEN

                            MISCELLANEOUS PROVISIONS

SECTION 1401.  NO RECOURSE AGAINST OTHERS.
               --------------------------

         An incorporator or any past, present or future director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Junior Subordinated Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Junior Subordinated Note, each Holder shall waive and release all such liability. Such waiver and release shall be part of the consideration for the issue of the Junior Subordinated Notes.

SECTION 1402.  ASSIGNMENT; BINDING EFFECT.
               --------------------------

         The Company shall have the right at all times to assign any of its rights or obligations under this Indenture to a direct or indirect wholly-owned subsidiary of the Company; provided that, in the event of any such assignment, the Company shall remain primarily liable for the performance of all such obligations. This Indenture may also be assigned by the Company in connection with a transaction described in Article Eight. This Indenture shall be binding upon and inure to the benefit of the Company, the Trustee, the Holders, any Security Registrar, Paying Agent and Authenticating Agent and, to the extent specifically set forth herein, the holders of Senior Indebtedness and their respective successors and assigns.


SECTION 1403.  JUNIOR SUBORDINATED NOTES IN FOREIGN CURRENCIES.
               -----------------------------------------------

         Whenever this Indenture provides for (i) any action by, or the determination of any of the rights of, Holders of Junior Subordinated Notes of any series in which not all of such Junior Subordinated Notes are denominated in the same Currency, or (ii) any distribution to Holders of Junior Subordinated Notes, in the absence of any provision to the contrary in the form of Junior Subordinated Note of any particular series, any amount in respect of any Junior Subordinated Note denominated in a currency other than Dollars shall be treated for such action or distribution as that amount of Dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Junior Subordinated Notes of such series (if any) for such action, determination of rights or distribution (or, if there shall be no applicable record date, the Business Day immediately preceding the date of such action, determination of rights or distribution) as the Company may specify in a written notice to the Trustee, or in the absence of such written notice, as the Trustee may determine.

       This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                           MIRANT CORPORATION

                                           By:
                                              ----------------------------------
                                               Vice President


Attest:


---------------------------------
Vice President and Secretary


                                           Trustee

                                           By:
                                              ----------------------------------


Attest:


---------------------------------